                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                              September 11, 1997


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

        New Jersey              1-1-432                 22-2429994
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(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)              Identification
incorporation)                                        Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724


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         (Former name or former address, if changed from last report)

        Item 5.     Other Events
                    ------------

                    Roberts Pharmaceutical Corporation (the "Company") announced today a change in management structure. Dr. Robert A. Vukovich, will continue as Chairman of the Board, but will forego his day-to-day activities as President and CEO to concentrate on Roberts long-term strategic business and product development programs. The Company's Board of Directors has approved the change and has elected John T. Spitznagel as President and Chief Executive Officer, effective immediately. Mr. Spitznagel, with more than 30 years experience in the ethical pharmaceutical business, has served as Roberts Executive Vice President, Worldwide Sales and Marketing, since March 1996 and as a member of the Company's Board of Directors since July 1996.

        In addition to the regular duties of a Chairman, Dr. Vukovich will devote substantial time to issues of long-term strategic importance to the Company, including the identification of new product opportunities and expediting the development of Roberts pipeline compounds which are vital aspects of the Company's growth.

        Mr. Spitznagel served as President of Reed and Carnick Pharmaceuticals from September 1990 through July 1995. In 1989 and 1990, he served as Chief Executive Officer of BioCryst Pharmaceuticals, Inc. From 1979 through 1989, Mr. Spitznagel held various positions with Wyeth-Ayerst Laboratories, advancing from Marketing Director to Senior Vice President of Marketing and Sales. Mr. Spitznagel was employed by Roche Laboratories from 1971 through 1979 and by Warner-Chilcott Laboratories from 1966 through 1971 in various sales, marketing and management positions. Mr. Spitznagel received his undergraduate degree from Rider University and an M.B.A. from Fairleigh Dickinson University.

        Dr. Vukovich founded Roberts Pharmaceutical Corporation in 1983 and has served as President, CEO and Chairman ever since. Under his leadership, Roberts became a public company in 1990 and has raised over $400 MM in equity capital.
                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                    (Registrant)



Date: September 12, 1997                By: /s/ Anthony A. Rascio
                                            ---------------------
                                            Anthony A. Rascio
                                            Vice President